UNCONDITIONAL GUARANTY OF PAYMENT AND PERFORMANCE


  FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned WALDEN RESIDENTIAL PROPERTIES, INC., a Maryland corporation (hereinafter referred to as "Walden"), WALDEN RESIDENTIAL OPERATING PARTNERSHIP, L.P., a Georgia limited partnership (hereinafter referred to as "WROP"), and WDN PROPERTIES, INC., a New York corporation (hereinafter referred to as "WDN Properties"; Walden, WROP and WDN Properties are sometimes hereinafter referred to individually as "Guarantor" and collectively as "Guarantors"), the receipt and sufficiency whereof are hereby acknowledged by Guarantors, and for the purpose of seeking to induce THE FIRST NATIONAL BANK OF BOSTON, a national banking association, BANK OF MONTREAL, CHICAGO BRANCH, DRESDNER BANK AG NEW YORK AND GRAND CAYMAN BRANCHES, and SIGNET BANK (hereinafter referred to collectively as"Lender", which term shall also include each other Bank which may now or hereafter become party to the "Credit Agreement" (as hereinafter defined) and shall also include any such individual Bank acting as agent for all of the Banks), to extend credit or otherwise provide financial accommodations to WDN PROPERTIES, LTD., a Texas limited partnership (hereinafter referred to as "Borrower"), which extension of credit and provision of financial accommodations will be to the direct interest, advantage and benefit of Guarantors, Guarantors do hereby, jointly and severally absolutely, unconditionally and irrevocably guarantee to Lender:

  (a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of (i) that certain Note of even date herewith made by Borrower to the order of FNBB in the principal face amount of Eighty Million and No/100 Dollars ($80,000,000.00) and that certain Swing Loan Note of even date herewith made by Borrower to the order of FNBB in the principal face amount of Ten Million and No/100 Dollars ($10,000,000.00) (hereinafter referred to collectively as the "FNBB Note"), and (ii) those certain Notes (hereinafter referred to collectively as the "Additional Notes") of even date herewith made by Borrower to the order of the Banks (other than FNBB) in the aggregate principal face amount of Seventy Million and No/100 Dollars ($70,000,000.00), together with interest as provided in the FNBB Note and the Additional Notes, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

  (b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Revolving Credit Agreement dated of even date herewith (hereinafter referred to as the "Credit Agreement") among Borrower and FNBB, for itself and as agent, and the other lenders now or hereafter a party thereto, together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof (the FNBB Note, the Additional Notes and each of the notes described in this subparagraph (b) is hereinafter referred to collectively as the "Note"); and

  (c) the full and prompt payment and performance of all obligations of Borrower to Lender under the terms of the Credit
Agreement, including, without limitation, the obligations of Borrower concerning hazardous materials contained in Section 8.6 of the Credit Agreement, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

  (d) the full and prompt payment and performance of any and all other obligations of Borrower to Lender under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or the Credit Agreement (the Note, the Credit Agreement and said other agreements, documents and instruments are hereinafter collectively referred to as the "Loan Documents" and individually referred to as a "Loan Document"). All terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

  1. Agreement to Pay and Perform; Costs of Collection. Guarantors do hereby agree that if the Note is not paid by Borrower in accordance with its terms, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms, or if any and all other obligations of Borrower to Lender under the Note and the Loan Documents are not performed by Borrower in accordance with their terms, Guarantors will immediately make such payments and perform such obligations. Guarantors further agree to pay Lender on demand all reasonable costs and expenses (including court costs and reasonable attorneys' fees and disbursements) paid or incurred by Lender in endeavoring to collect the indebtedness guaranteed hereby, to enforce any of the other obligations of Borrower guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to Lender, such sums shall bear interest at the default rate set forth in the Credit Agreement unless collection from Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from Guarantors under applicable law.

  2. Reinstatement of Refunded Payments. If, for any reason, any payment to Lender of any of the obligations guaranteed hereunder is required to be refunded by Lender to Borrower, or paid or turned over to any other person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors' rights and remedies now or hereafter enacted, Guarantors agree to pay the amount so required to be refunded, paid or turned over (the "Turnover Payment"), the obligations of Guarantors shall not be treated as having been discharged by the original payment to Lender giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by Lender, as well as for any amounts not theretofore paid to Lender on account of such obligations.

  3. Rights of Lender to Deal with Collateral, Borrower and
Other Persons. Each Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Note or the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to the Note or the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other Guarantor, surety, endorser or accommodation party of the Note or any other Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Note or the Loan Documents, or any of them, or any security for the payment of the indebtedness of Borrower to Lender or for the performance of any obligations or undertakings of Borrower, nor any course of dealing with Borrower or any other person, shall release any Guarantor's obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against Lender. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Note and the Loan Documents, and any and all references herein to the Note and the Loan Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, Guarantors acknowledge the terms of Section 18.3 of the Credit Agreement and agrees that this Guaranty shall extend and be applicable to each new or replacement note delivered by Borrower pursuant thereto without notice to or further consent from Guarantors.

  4. No Contest with Lender; Subordination. So long as any obligation hereby guaranteed remains unpaid or undischarged, Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by Lender) or by any means or on any other ground, claim any set-off or counterclaim against Borrower in respect of any liability of Guarantors to Borrower or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with Lender in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of Borrower or the benefit of any other security for any obligation hereby guaranteed which, now or hereafter, Lender may hold or in which it may have any share. Guarantors hereby expressly waive any right of contribution from or indemnity against Borrower, whether at law or in equity, arising from any payments made by Guarantors pursuant to the terms of this Guaranty, and Guarantors acknowledge that Guarantors have no right whatsoever to proceed against Borrower for reimbursement of any such payments. In connection with the foregoing, Guarantors expressly waive any and all rights of subrogation to Lender against Borrower, and Guarantors hereby waive any rights to enforce any remedy which Lender may have against Borrower and any rights to participate in any collateral for Borrower's obligations under the Loan Documents. Guarantors hereby subordinate any and all indebtedness of Borrower now or hereafter owed to Guarantors to all indebtedness of Borrower to Lender, and agree with Lender that (a) Guarantors shall not demand or accept any payment from Borrower on account of such indebtedness, (b) Guarantors shall not claim any offset or other reduction of Guarantors' obligations hereunder because of any such indebtedness, and (c) Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Loan Documents because of any such indebtedness; provided, however, that, if Lender so requests, such indebtedness shall be collected, enforced and received by Guarantors as trustee for Lender and be paid over to Lender on account of the indebtedness of Borrower to Lender, but without reducing or affecting in any manner the liability of Guarantors under the other provisions of this Guaranty except to the extent the principal amount of such outstanding indebtedness shall have been reduced by such payment.

  5. Waiver of Defenses. Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

     (a) any statute of limitations in any action hereunder or for the collection of the Note or for the payment or performance of any obligation hereby guaranteed;

     (b) the incapacity, lack of authority, death or disability of Borrower or any other person or entity, or the failure of Lender to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of Borrower or any Guarantor or any other person or entity;

     (c) the dissolution or termination of existence of Borrower or any Guarantor;

     (d) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of Borrower;

     (e) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, Borrower or any Guarantor, or any of Borrower's or any Guarantor's properties or assets;

     (f) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Real Estate or any of the improvements located thereon;

     (g) the failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or nonaction on the part of any other person whomsoever in connection with any obligation hereby guaranteed;

     (h) any failure or delay of Lender to commence an action against Borrower, to assert or enforce any remedies against Borrower under the Note or the Loan Documents, or to realize upon any security;

     (i) any failure of any duty on the part of Lender to disclose to any Guarantor any facts it may now or hereafter know regarding Borrower, the Real Estate or any of the improvements located thereon, whether such facts materially increase the risk to Guarantors or not;

     (j) failure to accept or give notice of acceptance of this Guaranty by Lender;

     (k) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

     (l) failure to make or give protest and notice of dishonor or of default to Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

     (m) any and all other notices whatsoever to which Guarantors might otherwise be entitled;

     (n) any lack of diligence by Lender in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

     (o) the invalidity or unenforceability of the Note or any of the Loan Documents;

     (p) the compromise, settlement, release or termination of any or all of the obligations of Borrower under the Note or the Loan Documents;

     (q) any transfer by Borrower of all or any part of the security encumbered by the Loan Documents;

     (r) the failure of Lender to perfect any security or to extend or renew the perfection of any security; or

     (s) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which Guarantors might otherwise be entitled, it being the intention that the obligations of Guarantors hereunder are absolute, unconditional and irrevocable.

  6. Guaranty of Payment and Performance and Not of
Collection. This is a Guaranty of payment and performance and not of collection. The liability of Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person, nor against securities or liens available to Lender, its successors, successors in title, endorsees or assigns. Guarantors hereby waive any right to require that an action be brought against Borrower or any other person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person.

  7. Rights and Remedies of Lender. In the event of a default under the Note or the Loan Documents, or any of them, Lender shall have the right to enforce its rights, powers and remedies thereunder or hereunder or under any other agreement, document or instrument now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Note or secured by the Loan Documents, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, Guarantors hereby authorize and empower Lender upon the occurrence of any event of default under the Note or the Loan Documents, at its sole discretion, and without notice to Guarantors, to exercise any right or remedy which Lender may have, including, but not limited to, judicial foreclosure, exercise of rights of power of sale, acceptance of a deed or assignment in lieu of foreclosure, appointment of a receiver to collect rents and profits, exercise of remedies against personal property, or enforcement of any assignment of leases, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any indebtedness or any part thereof guaranteed hereby, whether by foreclosure or otherwise, Lender may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Note or any other Loan Document without prejudice to Lender's remedies hereunder against Guarantors for deficiencies. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or if such indebtedness is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantors shall remain liable for the entire balance of the indebtedness guaranteed hereby even though any rights which Guarantors may have against Borrower may be destroyed or diminished by the exercise of any such remedy.

  8. Application of Payments. Guarantors hereby authorize Lender, without notice to Guarantors, to apply all payments and credits received from Borrower or from Guarantors or realized from any security in such manner and in such priority as Lender in its sole judgment shall see fit to the indebtedness, obligation and undertakings which are the subject of this Guaranty.

  9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor's properties or assets, Lender may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of Lender allowed in any proceedings relative to such Guarantor, or any of such Guarantor's properties or assets, and, irrespective of whether the indebtedness or other obligations of Borrower guaranteed hereby shall then be due and payable, by declaration or otherwise, Lender shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing with respect to the indebtedness or other obligations of Borrower guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantors by virtue of this Guaranty or otherwise.

  10. Financial Statements and Other Information. Guarantors hereby represent and warrant to Lender that all financial statements of Guarantors and their respective Subsidiaries heretofore delivered by Guarantors to Lender are true and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of Guarantors and their respective Subsidiaries as at the close of business on the date thereof and the results of operations for the period then ended; that no material adverse change has occurred in the assets, liabilities, financial condition or business of Guarantors and their respective Subsidiaries as shown or reflected therein since the date thereof; and that Guarantors and their respective Subsidiaries have no liabilities or known contingent liabilities involving material amounts which are not reflected in such financial statements or referred to in the notes thereto other than Guarantors' obligations under this Guaranty. Guarantors hereby agree that until all indebtedness guaranteed hereby has been completely repaid, all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Lender has no further obligation to make Loans to Borrower pursuant to the Credit Agreement, Guarantors will deliver to
Lender:

     (a) all financial statements, balance sheets, reports, certifications or other financial information required to be delivered by Guarantors to Lender pursuant to the Credit
Agreement as and when required;

     (b) contemporaneously with the delivery of the financial statements referred to in Section 7.4(a) of the Credit Agreement, a statement of all contingent liabilities of Guarantors which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guarantees, endorsements and other contingent obligations in respect of indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit), and a statement of projected cash flows of Guarantors for the current fiscal year, all in reasonable detail and certified by the principal financial or accounting officer of Guarantors;

     (c)  promptly after they are filed with the Internal Revenue
Service, copies of all annual federal income tax returns and amendments thereto of Guarantors;

     (d) concurrently with the delivery of the financial statements described in Section 7.4(b) and (c) of the Credit Agreement, a certificate signed by the President or Chief Financial Officer of Guarantors to the effect that, having read this Guaranty, and that based upon an examination which they deem sufficient to enable them to make an informed statement, there does not exist any Default or Event of Default, or if such Default or Event of Default has occurred, specifying the facts with respect thereto;

     (e) promptly upon becoming aware thereof, written notice from Guarantors of any event or condition which might have a material adverse effect on the business, operations, assets, condition (financial or otherwise) or prospects of Guarantors or the ability of Guarantors to perform under this Guaranty (including but not limited to, litigation commenced or threatened in writing against any Guarantor, judgments rendered against any Guarantor, liens filed against any property of a Guarantor, defaults claimed under indebtedness for borrowed money for which a Guarantor is primarily or secondarily liable, or bankruptcy, insolvency or trustee or receivership proceedings commenced against a Guarantor), such notice to specify the nature and the period of existence of such event or condition, the anticipated effect thereof, and what action Guarantors are taking or propose to take with respect thereto; and

     (f) with reasonable promptness, such other information respecting the business, operations, assets, liabilities and financial condition of Guarantors as Lender may from time to time reasonably request.

Guarantors will permit any officer designated by Lender, at Guarantors' expense, to visit and inspect any of the properties of Guarantors and their respective Subsidiaries, to examine the records and books of account of Guarantors (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of Guarantors with, and to be advised as to the same by, its officers, all at such reasonable times and intervals Lender may reasonably request.

  11. Covenants of Guarantors. Guarantors hereby covenant and agree with Lender that until all indebtedness guaranteed hereby has been completely repaid, all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Lender has no further obligation to make Loans to Borrower pursuant to the Credit Agreement:

     (a) Guarantors will, and will cause each of their respective Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its corporate or legal existence, material rights and franchises, as applicable, to effect and maintain its foreign qualifications, licensing, domestication or authorization, and to comply with all applicable laws and regulations (including, without limitation, environmental laws);

     (b) Guarantors will, and will cause each of their respective Subsidiaries to, duly pay and discharge, before the same shall become in arrears, all taxes, assessments and other governmental charges imposed upon it and its properties, sales or activities, or upon the income or profits therefrom, as well as claims for labor, material, or supplies which if unpaid might become a lien or charge on any of its property; provided that any such tax, assessment, charge or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if Guarantors or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and provided further that Guarantors or such Subsidiary shall pay all such taxes, assessments, charges and claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor;

     (c) Guarantors will, and will cause each of their respective Subsidiaries to, maintain and keep the properties used or deemed by it to be useful in its business in first-class repair, working order and condition, and make or cause to be made all necessary and proper repairs thereto and replacements thereof;

     (d) Guarantors will, and will cause each of their respective Subsidiaries to, maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies and in such types and amounts as shall be in accordance with sound business practices for companies in similar business similarly situated;

     (e) Guarantors will keep, and will cause each of their respective Subsidiaries to keep, complete, proper and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles consistent with the preparation of the financial statements heretofore delivered to Lender and will maintain adequate accounts and reserves for all taxes (including income taxes), all depreciation, depletion, and amortization of its properties and the properties of its Subsidiaries, all other contingencies, and all other proper reserves;

     (f) Guarantors will not, and will not permit any of Walden's Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                     (i) Indebtedness to Lender arising under any of the Note, the Loan Documents and this Guaranty;

                    (ii) current liabilities of Guarantors incurred in the ordinary course of business but not incurred through the borrowing of money or the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                   (iii) Indebtedness in respect of taxes, assessments and governmental charges to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of subparagraph (b) of this paragraph;

                    (iv) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which Guarantors shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                     (v) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business; and

                    (vi) Indebtedness permitted under Section8.1 of the Credit Agreement.

              (g) Guarantors will not, and will not permit any of their respective Subsidiaries to, create or incur or suffer to be created or incurred or to exist any Lien; provided that Guarantors and any Subsidiary of Guarantors may create or incur or suffer to be created or incurred or to exist:

                     (i) liens to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not overdue;

                    (ii) liens with respect of judgments or awards, the Indebtedness with respect to which is permitted by subparagraph (f)(iv) of this paragraph;

                   (iii) liens in favor of Lender as security for the Obligations; and

                    (iv)     liens specifically permitted pursuant to
     Section 8.2 of the Credit Agreement;

              (h) Guarantors will not, and will not permit any of their respective Subsidiaries to, become a party to any merger, consolidation or other business combination, or agree to effect any asset acquisition, stock acquisition or other acquisition without the prior written consent of the Majority Banks, which consent shall not be unreasonably withheld, except (i) the merger or consolidation or one or more of the Subsidiaries of a Guarantor with and into a Guarantor, or (ii) the merger or consolidation of two or more Subsidiaries of a Guarantor; provided, however, that in no event shall the Borrower or any Guarantor be merged, consolidated or combined with or into any Guarantor or any Subsidiary thereof without the prior written consent of the Majority Banks;

         (i) Walden will not, and will not permit any of its Subsidiaries to, become a party to or agree to or affect any disposition of assets, other than Distributions to its shareholders as permitted in the Credit Agreement;

         (j) Walden will not, directly or indirectly, make or permit to be made, by voluntary or involuntary means, (i) any sale, assignment, transfer, disposition, mortgage, pledge, hypothecation or encumbrance of its interest in Borrower, WDN Properties, WROP or WDN Operating, Inc., or any dilution of its interest in Borrower, WDN Properties, WROP or WDN Operating, Inc., or (ii) any sale, assignment, transfer, disposition, mortgage, pledge, hypothecation or encumbrance of the interest of Walden Operating, Inc. in WROP, or any dilution of the interest of Walden Operating, Inc. in WROP;

         (k) WDN Properties will not, directly or indirectly, make or permit to be made, by voluntary or involuntary means, any sale, assignment, transfer, disposition, mortgage, pledge, hypothecation or encumbrance of its interest in Borrower or WROP, or any dilution of its interest in Borrower or WROP;

         (l) Walden shall contribute or otherwise downstream to Borrower any cash or other assets received by Walden from third parties (including, without limitation, the proceeds from any Debt Offering or Equity Offering);

         (m) Subject to the terms of the Credit Agreement, Walden shall at all times comply with all requirements of applicable laws and regulations necessary to maintain REIT Status and shall operate, and shall cause its Subsidiaries to operate, their respective businesses as described in the Prospectus and in compliance with the terms and conditions of this Guaranty and the other Loan Documents;

         (n) Subject to Section 8.7 of the Credit Agreement, Walden shall cause all of its Subsidiaries to promptly distribute to Walden (but not less frequently than once each fiscal quarter of Walden), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its Debt Service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices;

         (o) Guarantors shall at all times comply with all covenants and provisions of the Credit Agreement and the Loan
Documents applicable to Guarantors, including without limitation, the provisions of Section 8.7 and Section 9.2 of the Credit Agreement applicable to Walden; and

         (p) Guarantors will cooperate with Lender and execute such further instruments and documents as Lender shall reasonably request to carry out to their satisfaction the transactions contemplated by this Guaranty and the other Loan Documents.

    12. Security and Rights of Set-off. Guarantors hereby grant to Lender, as security for the full and prompt payment and performance of Guarantors' obligations hereunder, a continuing lien on and security interest in any and all securities or other property belonging to Guarantors now or hereafter held by Lender and in any and all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of Lender where the deposits are held) now or hereafter held by Lender and other sums credited by or due from Lender to a Guarantor or subject to withdrawal by a Guarantor; and regardless of the adequacy of any collateral or other means of obtaining repayment of such obligations, during the continuance of any Event of Default under the Note or the Loan Documents, Lender may at any time and without notice to Guarantors set-off and apply the whole or any portion or portions of any or all such deposits and other sums against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom. Any security now or hereafter held by or for Guarantors and provided by Borrower, or by anyone on Borrower's behalf, in respect of liabilities of Guarantors hereunder shall be held in trust for Lender as security for the liabilities of Guarantors hereunder.

    13. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of Guarantors can be released or waived by Lender except by a writing signed by a duly authorized officer of Lender. This Guaranty shall be irrevocable by Guarantors until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Borrower under, by reason of, or pursuant to the Note and the Loan Documents have been completely performed and Borrower has no further rights to receive Loans under the Credit Agreement.

    14. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt.
Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, Guarantors or Lender shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

    The address of Lender is:

         The First National Bank of Boston
         100 Federal Street
         Boston, Massachusetts 02110
         Attn:  Real Estate Division

    with a copy to:

         The First National Bank of Boston
         115 Perimeter Center Place, N.E.
         Suite 500
         Atlanta, Georgia 30346
         Attn:  Jeffrey L. Warwick

and a copy to each other Lender which may now or hereafter become a party to the Credit Agreement at such address as may be designated by such Lender.

    The address of Guarantors is:

         Walden Residential Properties, Inc.
         One Lincoln Center
         5400 LBJ Freeway
         Suite 400, LB45
         Dallas, Texas  75240
         Attn:     Mark S. Dillinger

    and to:

         Walden Residential Operating Partnership, L.P.
         One Lincoln Center
         5400 LBJ Freeway
         Suite 400, LB45
         Dallas, Texas 75240
         Attn: Mark S. Dillinger

    and to:

         WDN Properties, Inc.
         80 Business Park Drive
         Suite 309
         Armonk, New York 10504
         Attn:     President

    with a copy to:

         Robin K. Minick, Esq.
         Munsch Hardt Kopf Harr & Dinan
         1445 Ross Avenue
         4000 Fountain Place
         Dallas, Texas  75202

    15. Governing Law. GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS GUARANTY AND THE OBLIGATIONS OF GUARANTORS HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW).

    16. CONSENT TO JURISDICTION; WAIVERS. GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMIT TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVE ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO ACTUAL DAMAGES. GUARANTORS AGREE THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO GUARANTORS AT THE ADDRESS SET FORTH IN PARAGRAPH 14 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED.
NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTORS PERSONALLY, AND AGAINST ANY PROPERTY OF GUARANTORS, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF GUARANTORS AND LENDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS. EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. GUARANTORS CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 16. GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 16 WITH THEIR LEGAL COUNSEL AND THAT GUARANTORS AGREE TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

    17. Successors and Assigns. The provisions of this Guaranty shall be binding upon Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of Lender, its successors, successors in title, legal representatives and assigns.

    18. Assignment by Lender. This Guaranty is assignable by Lender in whole or in part in conjunction with any assignment of the Note or portions thereof, and any assignment hereof or any transfer or assignment of the Note or portions thereof by Lender shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to Lender.

    19. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

    20. Disclosure. Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Lender may disclose information obtained by such Lender pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder.

    21.  No Unwritten Agreements.  THIS GUARANTY REPRESENTS THE
FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL
AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
AGREEMENTS BETWEEN THE PARTIES.

    22. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Guarantors under this Guaranty.

    23. Ratification. Guarantors do hereby restate, reaffirm and ratify each and every warranty and representation regarding
Guarantors or their Subsidiaries set forth in the Credit
Agreement as if the same were more fully set forth herein.

    24. Joint and Several Liability. Each of the Guarantors covenants and agrees that each and every covenant and obligation of Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.

    25. Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

    IN WITNESS WHEREOF, Guarantors have executed this Guaranty under seal this _____ day of December, 1996.

                             WALDEN RESIDENTIAL PROPERTIES,
                             INC.,
                             a Maryland corporation

                             By:  ______________________________
                             Title:  ___________________________

                                  [CORPORATE SEAL]


                             WALDEN RESIDENTIAL OPERATING
                             PARTNERSHIP, L.P., a Georgia
                             limited partnership, by its sole
                             general partner

                             By: Walden Operating, Inc.
                                  a Delaware corporation



                                  By:  _________________________
                                  Title:  ______________________

                                       [CORPORATE SEAL]


                             WDN PROPERTIES, INC.,
                             a New York corporation

                             By:  ______________________________
                             Title:  ___________________________

                                  [CORPORATE SEAL]